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                                                                    Exhibit 23.1



                         Independent Auditors' Consent


The Board of Directors
SUPERVALU INC.


We consent to the use of our reports incorporated herein by reference in this registration statement on Form S-8.

/s/ KPMG LLP

Minneapolis, MN
August 24, 2000